                                                                   EXHIBIT 10.31

[*]= Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                  AMENDMENT II:  SPECIFIC RESEARCH AGREEMENT

Whereas Yissum Research and Development Company of the Hebrew University of Jerusalem ("Yissum") and SEQUUS Pharmaceuticals, Inc. ("SEQUUS"; formerly Liposome Technology, Inc.) are parties to a MASTER RESEARCH SERVICES AND LICENSE AGREEMENT ("Master Agreement") entered into on or about January 1, 1995; and

Whereas the parties desire to continue a research program under the Master Agreement;

Therefore, Yissum and SEQUUS agree as follows:

In accordance with article II of the Master Agreement, the parties agree to amend the Master Agreement as follows:

1.1  Research Program.  The Research Program is described in Appendix A:
"Proposal for EXM Studies for 1.7.96.-30.6.97.

1.2 Research Period. The Research Period shall be from July 1, 1996 through June 30, 1997.

1.3  Research Fee.  The Research Fee shall be [*].

1.4 Budget and Payment Schedule. The Budget and Payment Schedule shall be as follows:

     Upon signing:  [*]

     Upon receipt and approval of interim report:  [*]

     Upon receipt and approval of final report:  [*]

1.5  Schedule of Deliverables

     Interim report due:  February 1997

     Final report due:  July 1997

IN WITNESS WHEREOF, the parties hereto have cause this Specific Research Agreement to be duly executed.

SEQUUS PHARMACEUTICALS, INC.            YISSUM RESEARCH DEVELOPMENT COMPANY

[*] =CONFIDENTIAL TREATMENT REQUESTED

                                      1.
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By: /s/ Joseph J. Vallner             By: /s/ Rueven Ron
   --------------------------            ---------------------------------

Title: Sr  V.P., R+D                  Title: Deputy Managing Director
      -----------------------               ------------------------------

Date: 9/11/96                         Date: October 10th 1996
     ------------------------              -------------------------------

[*] =CONFIDENTIAL TREATMENT REQUESTED

                                      2.